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                                                                    EXHIBIT 99.2


UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION - MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") and the historical consolidated balance sheet of Dean Witter, Discover & Co. ("DWD") giving effect to the Merger as though it had been consummated on February 28, 1997 after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma condensed combined statement of financial condition. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form 10-Q for the period ended February 28, 1997, including the notes thereto, and the audited consolidated financial statements and other financial information contained in DWD's Annual Report on Form 10-K for the year ended December 31, 1996 and the unaudited consolidated interim financial statements contained in DWD's Quarterly Report on Form 10-Q for the period ended March 31, 1997, including the notes thereto, and in each case incorporated by reference herein. This unaudited pro forma condensed combined statement of financial condition is not necessarily indicative of the financial position that might have been achieved had the Merger occurred at February 28, 1997 nor is it necessarily indicative of the financial position which may occur in the future.
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                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION


                                                          Morgan Stanley         DWD
                                                            Historical        Historical       Pro Forma      Pro Forma
(Dollars in Millions)                                    February 28,1997   March 31, 1997   Adjustments (a)  Combined
                                                         ----------------  ----------------  -------------   -----------
Assets
Cash and cash equivalents                                         $4,488            $1,185            -          $5,673
Cash and securities deposited with clearing organizations
   or segregated under federal and other regulations               1,490             2,151            -           3,641
Financial instruments owned:
   U.S. government and agency securities                          15,219               899            -          16,118
   Other sovereign government obligations                         18,205               -              -          18,205
   Corporate and other debt                                       17,905                40            -          17,945
   Corporate equities                                             14,242             1,380            -          15,622
   Derivative contracts                                           12,818               -              -          12,818
   Physical commodities                                              287               -              -             287
Securities purchased under agreements to resell                   70,029             3,897            -          73,926
Securities borrowed                                               50,394             4,731            -          55,125
Receivables:
   Consumer loans (net of allowances of $819)                        -              21,148            -          21,148
   Customers, net                                                 10,368             2,881            -          13,249
   Brokers, dealers and clearing organizations                     1,995               -              -           1,995
   Fees, interest and other                                        2,524               828            -           3,352
Other assets                                                       4,808             3,120            -           7,928
                                                          --------------    --------------    ------------    ----------
Total assets                                                    $224,772           $42,260            -        $267,032
                                                          ===============   ===============   ============    ==========

Liabilities and Stockholders' Equity
Commercial paper and other short-term borrowings                 $22,241            $4,381            -         $26,622
Deposits                                                             -               7,138            -           7,138
Financial instruments sold, not yet purchased:
   U.S. government and agency securities                          13,991             1,624            -          15,615
   Other sovereign government obligations                          8,355               -              -           8,355
   Corporate and other debt                                        1,242                57            -           1,299
   Corporate equities                                              8,762                15            -           8,777
   Derivative contracts                                           11,006               -              -          11,006
   Physical commodities                                               36               -              -              36
Securities sold under agreements to repurchase                    95,919             3,979            -          99,898
Securities loaned                                                 10,432             4,855            -          15,287
Payables:
   Customers                                                      21,041             3,175            -          24,216
   Brokers, dealers and clearing organizations                     4,113               -              -           4,113
   Interest and dividends                                          1,244               148            -           1,392
   Other liabilities and accrued expenses                          2,425             3,738            -           6,163
Long-term borrowings                                              16,470             7,690            -          24,160
                                                         ----------------  ----------------  -------------   -----------
                                                                 217,277            36,800            -         254,077
                                                         ----------------  ----------------  -------------   -----------
Capital Units                                                        999               -              -             999
                                                         ----------------  ----------------  -------------   -----------
Commitments and contingencies

Stockholders' equity:
   Preferred stock                                                 1,027               -              -           1,027
   Common stock                                                      164                 3          ($161)(b)         6
   Paid-in capital                                                   892             2,713            161 (b)     3,766
   Retained earnings                                               4,767             3,204           (264)(b)     7,707
   Cumulative translation adjustments                                (14)              -              -             (14)
                                                         ----------------  ----------------  -------------   -----------
        Subtotal                                                   6,836             5,920           (264)       12,492
                                                         ----------------  ----------------  -------------   -----------

   Less:
        Stock compensation related deductions                         76                 8             -             84
        Common stock held in treasury, at cost                       264               452           (264)(b)       452
                                                         ----------------  ----------------  -------------   -----------
             Total stockholders' equity                            6,496             5,460              0        11,956
                                                         ----------------  ----------------  -------------   -----------

Total liabilities and stockholders' equity                      $224,772           $42,260             $0      $267,032
                                                          ===============   ===============   ============    ==========


See Notes to the Unaudited Pro Forma Condensed Combined Statement of Financial Condition.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION

NOTE (a):  BASIS OF PRESENTATION

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley at February 28, 1997 with the historical consolidated balance sheet of DWD at March 31, 1997. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.

The unaudited pro forma condensed combined statement of financial condition excludes (i) the effect of any potential changes in revenues or any operating synergies which may be achieved upon combining the resources of the companies
(ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transactions between Morgan Stanley and DWD are not material in relation to the unaudited pro forma condensed combined statement of financial condition and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. Morgan Stanley and DWD are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. In April 1997, Morgan Stanley announced the acquisition of the institutional global custody business of Barclays PLC. In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. No pro forma effect has been given to these transactions as the effect is not material.

NOTE (b):  PRO FORMA ADJUSTMENTS

The pro forma adjustments to common stock, paid-in capital, and retained earnings at February 28, 1997 reflect (i) an exchange of 158.0 million shares of common stock, par value $1.00 per share of Morgan Stanley for 260.7 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.